UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021

AADI BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17383 Sunset Boulevard, Suite A250 Pacific Palisades, California	90272
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (424) 473-8055

Aerpio Pharmaceuticals, Inc.

9987 Carver Road, Suite 420

Cincinnati, OH 45242

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AADI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Aadi Bioscience, Inc. (f/k/a Aerpio Pharmaceuticals, Inc.), a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 27, 2021, in connection with the consummation on August 26, 2021 of the transactions contemplated by that certain Agreement and Plan of Merger, dated May 16, 2021 (the “Merger Agreement”), by and between the Company, Aspen Merger Subsidiary, Inc. (“Merger Sub”), and Aadi Subsidiary, Inc. (f/k/a Aadi Bioscience, Inc., or “Old Aadi”).

The Company is filing this Amendment solely to provide (i) the historical audited financial statements of Old Aadi as of and for the years ended December 31, 2020 and 2019, and the unaudited condensed financial statements as of June 30, 2021 and for the six month periods ended June 30, 2021 and 2020, referred to in Item 9.01(a) below, and (ii) the unaudited pro forma condensed combined financial statements of the Company and Old Aadi as of and for the six month period ended June 30, 2021 and for the year ended December 31, 2020, referred to in Item 9.01(b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K. Such financial information was excluded from the Prior 8-K in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Old Aadi as of and for the years ended December 31, 2020 and 2019 and the related notes thereto, and the unaudited condensed financial statements as of June 30, 2021 and for the six month periods ended June 30, 2021 and 2020 and the related notes thereto, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company and Old Aadi as of and for the six month period ended June 30, 2021 and for the year ended December 31, 2020 and the notes related thereto, filed herewith as Exhibit 99.3, and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited financial statements of Aadi Bioscience, Inc. as of and for the years ended December 31, 2020 and 2019

99.2	Unaudited condensed financial statements of Aadi Bioscience, Inc. as of June 30, 2021 and for the six-month periods ended June 30, 2021 and 2020

99.3	Unaudited pro forma condensed combined financial statements of the Company and Old Aadi as of and for the six-month period ended June 30, 2021 and for the year ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2021

/s/ Neil Desai, Ph.D.
Neil Desai, Ph.D.
President and Chief Executive Officer